                                                                   EXHIBIT 10.14

Note: Portions of this exhibit indicated by "[*]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of this Company's confidential treatment request.

                                  CONFIDENTIAL

                         INTERACTIVE SERVICES AGREEMENT
                         ------------------------------

     This agreement (the "Agreement"), effective as of January 1, 1999 (the "Effective Date"), is made and entered into by and between America Online, Inc. ("AOL"), a Delaware corporation, with its principal offices at 22000 AOL Way, Dulles, Virginia 20166, on the one hand, and E-Sport, Inc. ("E-Sport"), a Delaware corporation, with its principal offices at 1640 S. Sepulveda Blvd., Suite 500, Los Angeles, California 90025, and its wholly-owned subsidiaries, Pro Sports Xchange, Inc. ("PSX"), a Delaware corporation, successor-in-interest to Pro Sports Xchange, a California limited liability company, with its principal offices at 1640 S. Sepulveda Blvd., Suite 500, Los Angeles, California 90025 and Athlete Direct, Inc. ("Athlete Direct"), a Delaware corporation, successor-in-interest to Athlete Direct, LLC, a California limited liability corporation, with its principal offices at 1640 S. Sepulveda Blvd., Suite 500, Los Angeles, California 90025 (E-Sport, PSX and Athlete Direct shall be collectively referred to herein as "Interactive Content Provider" or "ICP") (each of AOL and ICP shall be referred to herein as a "Party" and collectively as the "Parties").

                                 INTRODUCTION
                                 ------------

     AOL and ICP each desires that ICP provide the Online Area (as defined below), including ICP data feeds as specified herein and certain AOL screens/pages through the AOL Network (as defined below), subject to the terms and conditions set forth in this Agreement. Defined terms used but not defined in the body of the Agreement or in Exhibits A or C shall be as defined on Exhibit B attached hereto.

                                     TERMS
                                     -----

1.   DISTRIBUTION; PROGRAMMING
     -------------------------

     1.1  Online Area.  ICP shall work diligently to develop and implement the
          -----------
          Online Area, consisting of the specific Content described on Exhibit
          A.1 attached hereto. ICP shall develop the design of the Online Area in consultation with AOL and in accordance with any standard design and content publishing guidelines provided to ICP by AOL (including, without limitation, any HTML publishing guidelines). ICP shall not authorize or permit any third party to distribute the Licensed Content on ICP's behalf through the AOL Network absent AOL's prior written approval. The inclusion of any additional Content in the Online Area (including, without limitation, any features, functionality or technology) not expressly described on Exhibit A shall be subject to AOL's prior written approval.

1.2  Licenses.
     --------

     1.2.1  License to Licensed Content (other than Feeds).  ICP hereby grants
            ----------------------------------------------
            AOL a non-exclusive, worldwide license to use, market, store, distribute, display, communicate, perform, transmit and promote the Licensed Content (other than the Feeds), (or any portion thereof) as provided herein, through such areas or features of the AOL Network as AOL deems appropriate.

     1.2.2  License to Feeds.  In addition, ICP hereby grants AOL a
            ----------------
            non-exclusive, worldwide license (i) to use, market, store, distribute, display, communicate, perform, transmit and promote the Feeds (as defined in Exhibit A), (or any portion thereof), through the AOL Service and AOL.com., AOL's primary site on the World Wide Web portion of the Internet and all AOL branded and co-branded Internet sites providing content and promotions for AOL products and services, together with any mirrored or similar versions of such site(s) (collectively, "AOL.com"), and (ii) to sublicense its rights under this Section 1.2.2 to third parties producing programming for AOL.com for the sole purpose of enabling such third parties to produce such AOL-branded or AOL co-branded programming for AOL.com as provided below. To the extent that the Feeds (or any portion thereof) are distributed by AOL on AOL.com or on non-AOL Service areas of the AOL Network, AOL shall (a) ensure that the Feeds will be distributed on pages that are [*] (b) [*] (c) promote the [*] as a part of such Content (e.g., [*]at the bottom of an article), and
            (d) [*]. Nothing contained in this Section 1.2.2 shall be construed to prevent or limit the offer, license or sale of Advertisements anywhere on the AOL Network. [*]

     1.2.3  Feeds.  ICP represents and warrants to AOL that it has the
            -----
            authority to grant the above licenses to AOL (either through ownership or license) to use the Licensed Content as described in this Agreement. ICP shall provide AOL the Licensed Content in the form or media reasonably necessary for AOL to distribute it on the AOL Network as further set forth on Exhibits A and E-1 attached hereto. Without limiting the generality of the foregoing, during the Term of this Agreement, AOL may store via mirrored data centers, tape, optical disks, or magneto optical disks backup copies of the Feeds [*] for purposes of record-keeping, defending

[*] = THE REDACTED PORTION, INDICATED BY THIS SYMBOL, IS THE SUBJECT OF A
      CONFIDENTIAL TREATMENT REQUEST.

                    against third-party claims, responding to official inquiries, and fulfilling its obligations and exploiting the rights granted to AOL pursuant to this Agreement. Under no circumstances will AOL use such Feeds for any other purpose during the Term of this Agreement. It is expressly understood that following the expiration or termination of this Agreement, AOL shall have the right to use the Licensed Content, including without limitation, the Feeds, for a runoff period not to exceed [*] days in the same manner as such Content is permitted to be used during the Term. Nothing in this Agreement shall constitute a sale or other transfer of title from ICP to AOL of the Licensed Content, or any portion thereof. All rights with respect to the Licensed Content not expressly granted to AOL herein are reserved to ICP.

          1.2.4     Ownership.  AOL shall own, and ICP shall have no right,
                    ---------
                    title or interest in or to, all [*] Screens. ICP shall own, and AOL shall have no ownership right, title or interest in or to, [*] Screens.

     1.3  Other Interactive Areas.
          -----------------------

          1.3.1     AOL Approval.  ICP shall not be permitted to establish any
                    ------------
                    "pointers" or links between the Licensed Content and any other area on or outside of the AOL Network, including, without limitation, sites on the World Wide Web portion of the Internet, without the prior written approval of AOL. [*], subject to [*]. In addition, AOL may [*] its approval (at any time) to specific portions of Content, Products, or functionality within a Linked Interactive Site, [*]. In such case, establishment of the link from the Licensed Content to the Linked Interactive Site will be subject to mutual agreement of the Parties regarding the means by which access will be restricted to the approved portions of the Linked Interactive Site. AOL shall give ICP a [*] day period to remove any specific Content, Products or functionality within a Linked ICP Interactive Site that AOL restricts its approval to pursuant to this Section 1.3.1 before terminating the link to such site. All Linked ICP Interactive Sites shall comply with the Operating Standards set forth in Exhibit E-2.

          1.3.2     Management.  AOL shall have no obligations of any kind with
                    ----------
                    respect to any Linked Interactive Site. ICP shall be responsible for any hosting or communication costs associated with any Linked Interactive Sites (including, without limitation, the costs associated with (i) any agreed-upon direct connections between the AOL Network and a Linked Interactive Site or (ii) a mirrored version of a Linked Interactive Site).

[*] = THE REDACTED PORTION, INDICATED BY THIS SYMBOL, IS THE SUBJECT OF A
      CONFIDENTIAL TREATMENT REQUEST.

                    Any Linked Interactive Sites shall be subject to the license set forth in Section 1.2.1 above. ICP will permit AOL Members to access and use any Linked ICP Interactive Site [*] during the Term if [*] (other than ICP employees, agents, contractors and partners) [*]. If such Linked ICP Interactive Site is not generally provided to any such users [*], then the terms and conditions for AOL Members shall be [*]. [*]; provided, however, that the Parties agree and acknowledge that some features or areas of the Linked ICP Interactive Site may require a registration process for all users generally (e.g. a premium service) and that such registration process for AOL Members shall be no more burdensome than for any other user and shall be upon terms and conditions [*].

          1.3.3 Excessive Traffic Diversion. [*] To the extent that AOL notifies ICP in writing that, in AOL's reasonable judgment, links from the Linked ICP Interactive Site cause an excessive amount of AOL traffic to be diverted outside of such site and the AOL Network in a manner that has a detrimental effect on the traffic flow of the AOL audience, then ICP [*]. In the event that ICP cannot or does not [*] diverted traffic from the Linked ICP Interactive Site, AOL reserves the right to terminate the links from the AOL Network to the Linked ICP Interactive Site at issue if such failure remains uncured after [*] days written notice thereof.

     1.4  Placements.  ICP shall pay AOL (in accordance with Section 1.5 below),
          ----------
          and AOL shall provide to ICP the [*] rights ("Placements") set forth in Exhibit A.4. The Placements and any other promotions or advertisements (other than AOL Advertisements which ICP has a right to sell pursuant to Section 2.1 of this Agreement) purchased from or provided by AOL pursuant to Exhibit A of this Agreement will be used by ICP [*].

[*] = THE REDACTED PORTION, INDICATED BY THIS SYMBOL, IS THE SUBJECT OF A
      CONFIDENTIAL TREATMENT REQUEST.

     1.5  Placements Payments.  For the Placements, ICP shall pay AOL the
          -------------------
          following amounts:

          (i)       First Year (January 1, 1999 to December 31, 1999).  For the
                    -------------------------------------------------
                    first year of the Term, ICP shall pay AOL [*] for the Placements.

          (ii)      Second Year (January 1, 2000 to December 31, 2000).  For the
                    --------------------------------------------------
                    second year of the Term, ICP shall pay AOL [*] for the Placements.

          (iii)     Last Six Months of Initial Term (January 1, 2001 to June 30,
                    ------------------------------------------------------------
                    2001).  For the last six (6) months of the Initial Term, ICP
                    -----
                    shall pay AOL [*] for the Placements.

     1.6  Content Payments.  For the Licensed Content and production and other
          ----------------
          services to be provided pursuant to this Agreement, AOL shall pay ICP as follows:

          (i)       First Year (January 1, 1999 to December 31, 1999).  For the
                    -------------------------------------------------
                    first year of the Term, AOL shall pay ICP [*].

          (ii)      Second Year (January 1, 2000 to December 31, 2000).  For the
                    --------------------------------------------------
                    second year of the Term, AOL shall pay ICP [*].

          (iii)     Last Six Months of Initial Term (January 1, 2001 to June 30,
                    ------------------------------------------------------------
                    2001).  For the last six (6) months of the Initial Term: AOL
                    -----
                    shall pay ICP [*].

          (iv)      Additional Payments.  AOL shall pay ICP [*] for each
                    -------------------
                    additional license granted to AOL by ICP [*]. Such payment shall be added to the Content Payments to be made by AOL pursuant to subsections 1.6(i)-(iii) above.

     1.7  Net Payments.  The Parties shall satisfy their obligations under
          ------------
          Sections 1.5 and 1.6 through [*].


     1.8  Exclusivity.  [*]
          -----------

[*] = THE REDACTED PORTION, INDICATED BY THIS SYMBOL, IS THE SUBJECT OF A
      CONFIDENTIAL TREATMENT REQUEST.

2.   ADVERTISING AND TRANSACTIONS
     ----------------------------

     2.1  Advertising Sales.  AOL owns all right, title and interest in and to
          -----------------
          the advertising and promotional spaces within the AOL Network (including, without limitation, advertising and promotional spaces on any AOL forms or pages preceding, framing or otherwise associated with the Licensed Content or preceding, following or framing any Linked Interactive Sites). The specific advertising inventory within any AOL forms or pages shall be as reasonably determined by AOL. AOL shall have the exclusive right to sell AOL Advertisements [*]. AOL hereby grants ICP the exclusive right to license or sell AOL Advertisements on [*], subject to [*].

     2.2  Advertising Policies.
          --------------------

          2.2.1     AOL Advertisements.  Any AOL Advertisements sold by ICP or
                    ------------------
                    its agents shall be subject to AOL's then-standard advertising policies, [*].

          2.2.2     Linked Interactive Site Advertisements.  ICP shall ensure
                    --------------------------------------
                    that AOL Members linking to any Linked ICP Interactive Site [*] from the AOL Network do not receive advertisements, promotions or links (i) for any entity [*] (ii) in violation of AOL's then-standard advertising policies, or (iii) in violation of AOL's exclusivity or other preferential rights or commitments [*]. In the event that AOL notifies ICP in writing that any advertising or promotional Content in or through any Linked ICP Interactive Site (a "Linked ICP Interactive Site Advertisement") is in violation of AOL's then-standard advertising policies or this Section 2.2.2, then ICP shall [*] by AOL Members to such advertising [*]

[*] = THE REDACTED PORTION, INDICATED BY THIS SYMBOL, IS THE SUBJECT OF A
      CONFIDENTIAL TREATMENT REQUEST.

                    in question, then ICP shall provide AOL prompt written notice of such fact. AOL may restrict access from the AOL Network to the advertising in question using technology available to AOL or, in the event such restricted access is not reasonably practicable, as determined by AOL in AOL's sole discretion, terminate the link from the AOL Network to the Linked ICP Interactive Site until such time as the [*] in question is no longer displayed. ICP will cooperate with AOL's [*] requests to the extent AOL elects to implement any such access restrictions.

          2.3  Advertising Registration Form.  In connection with the sale by
               -----------------------------
               ICP or its agents of an AOL Advertisement, ICP shall, in each instance, provide AOL with a completed standard AOL Advertising Registration Form relating to such AOL Advertisement. ICP shall take all reasonable steps necessary to ensure that any AOL Advertisement sold by ICP complies with all applicable federal, state and local laws and regulations.

          2.4  Advertising Revenues. AOL shall be entitled to [*] of all
               --------------------
               Advertising Revenues generated by the license or sale of AOL Advertisements on the [*] Screens. ICP shall be entitled to [*] of Advertising Revenues generated by the license or sale of AOL Advertisements on the [*] Screens.

          2.5  Interactive Commerce.  To the extent ICP desires to offer, sell
               --------------------
               or license Products, such merchandising shall be subject to (i) the terms of this Agreement, (ii) the requirements posted at keyword "Marketplace Policy" on the America Online(R) brand service (or such other keyword as AOL may designate during the Term), (iii) [*] (iv) [*] (v) the then-current requirements of AOL's merchant certification program, (vi) ICP implementing sufficient procedures to protect the security of all merchandising on a Linked ICP Interactive Site (i.e., ICP shall as of the Effective Date use 40-bit SSL technology and, if requested by AOL upon [*] days notice thereof to ICP, 128-bit SSL, and (vii) the requirement that ICP take all reasonable steps necessary to conform its promotion and sale of Products through a Linked ICP Interactive Site to the then-existing technologies identified by AOL which are optimized for the AOL Service including, without limitation, any "quick checkout" tool which AOL may implement to facilitate purchase of Products by AOL Members through the ICP Linked Interactive upon [*] days notice thereof to ICP. For purposes of subsection (iii) above, AOL hereby approves the categories of products set forth in Exhibit
               I. [*]. If, in accordance

[*] = THE REDACTED PORTION, INDICATED BY THIS SYMBOL, IS THE SUBJECT OF A
      CONFIDENTIAL TREATMENT REQUEST.

          with Section 1.3.1, [*]


     2.6  Member Benefits.  ICP will [*] promote through the Online Area any
          ---------------
          special or promotional offers related to the Licensed Content made generally available by or on behalf of ICP through any other similar or like distribution channel. In addition, ICP shall promote through the Online Area on a regular and consistent basis special offers exclusively available to AOL Members ("AOL Exclusive Offers"). ICP shall, [*] feature at least one AOL Exclusive Offer for AOL Members (except as otherwise mutually agreed upon by the Parties). The AOL Exclusive Offer made available by ICP shall provide a [*] benefit to AOL Members, either by virtue of a [*]. Specific AOL Exclusive Offers to be made available by ICP shall include the following: [*]. ICP will provide AOL with reasonable prior notice of AOL Exclusive Offers and other special offers so that AOL can, in its editorial discretion, market the availability of such offers.

3.   PRODUCTION AND SUPPORT
     ----------------------

     3.1  Production Work.
          ---------------

          (i)  AOL Pages.  AOL shall build the [*] Pages (as defined in Exhibit
               ---------
               A) and Star Pages (as defined in Exhibit A) and such pages shall be programmed and populated by ICP in accordance with this Agreement. The forms of the [*] Pages and Star Pages shall be as determined by AOL [*].

          (ii) Production Responsibility.  Except as otherwise provided herein,
               -------------------------
               ICP shall be responsible for all production, including maintenance, of the Stars Online Area. Unless otherwise mutually agreed upon in writing, ICP shall be responsible for all changes to the [*] Area or the Feeds. [*] Any change requested by ICP shall require AOL's prior approval, [*].

[*] = THE REDACTED PORTION, INDICATED BY THIS SYMBOL, IS THE SUBJECT OF A
      CONFIDENTIAL TREATMENT REQUEST.

     (iii)     AOL Assistance with ICP's Production Responsibilities.  In the
               -----------------------------------------------------
               event that ICP requests AOL's production assistance relating to the Stars Online Area in connection with (i) the initial development, design and construction of the Stars Online Area,
               (ii) ongoing programming and maintenance related to the Stars Online Area, (iii) a redesign of or addition to the Stars Online Area (e.g., a change to an existing screen format or construction of a new custom form), (iv) construction and maintenance of an approved advertising, sponsorship or promotional area or online "store," (v) production to modify work performed by a third party provider or (vi) any other type of production work, ICP shall work with AOL to develop detailed production plans for the requested production assistance (the "Production Plan"). Following receipt of the final Production Plan, AOL shall notify ICP of (i) AOL's availability to perform the requested production work, (ii) the proposed fee or fee structure for the requested production and maintenance work and (iii) the estimated development schedule for such work. To the extent the Parties reach agreement regarding implementation of an agreed-upon Production Plan, such agreement shall be reflected in a separate work order signed by the Parties. All fees to be paid to AOL for any such production work shall be paid in advance. To the extent ICP elects to retain a third party provider to perform any such production work, work produced by such third party provider must generally conform to AOL's production standards available at Keyword "Styleguide." The specific production resources which AOL allocates to any production work to be performed on behalf of ICP shall be as determined by AOL in its sole discretion. With respect to any routine production, maintenance or related services which AOL reasonably determines are necessary for AOL to perform in order to support the proper functioning and integration of the Stars Online Area ("Routine Services"), ICP will pay the then-standard fees charged by AOL for such Routine Services.

     (iv)      Third Party Content.  AOL will work to facilitate securing
               -------------------
               necessary rights for ICP to utilize certain Content (e.g., initially, [*], or substitutes therefor) necessary to produce the [*] Area and [*] provided that, the Parties acknowledge that certain third party consents may be necessary to secure such rights and that AOL shall not be in breach of contract if it is unable to secure such rights through reasonable efforts and ICP shall not be in breach of contract if ICP's failure to produce and program the [*] Area is caused solely by AOL's inability to secure such rights. [*].

[*] = THE REDACTED PORTION, INDICATED BY THIS SYMBOL, IS THE SUBJECT OF A
      CONFIDENTIAL TREATMENT REQUEST.

               In addition, ICP shall ensure that its utilization of any news feeds and/or other third party Content provided by AOL to ICP hereunder complies with any and all contractual terms and conditions on use to which AOL is subject as communicated by AOL to ICP in writing or by email.

     3.2  Publishing and Production Tools. AOL shall provide to ICP, [*] those
          -------------------------------
          of AOL's proprietary publishing tools (each a "Tool") reasonably necessary (as determined by AOL) for ICP to develop and implement the Licensed Content during the Term. ICP shall be granted a nonexclusive license to use any such Tool, which license shall be subject to: (i) ICP's compliance with all rules and regulations relating to use of the Tools, as published from time to time by AOL, (ii) AOL's right to withdraw or modify such license [*], and (iii) ICP's express recognition that AOL provides all Tools on an "as is" basis, without warranties of any kind. [*].

     3.3  Training and Support.  AOL shall make available to ICP standard AOL
          --------------------
          training and support programs related to ICP's management and maintenance of the Licensed Content. ICP can select its training and support program from the options then offered by AOL. [*]. In addition, ICP [*] associated with its participation in any AOL training programs (including [*] when training is conducted at ICP's offices).

4.   PROMOTION
     ---------

     4.1  Cooperation.  Each Party shall cooperate with and reasonably assist
          -----------
          the other Party in supplying Content for marketing and promotional activities which relate to the Online Area.

     4.2  Interactive Site.  The following promotions (collectively, the "AOL
          ----------------
          Promos") shall be included within each Linked ICP Interactive Site and [*] ICP Interactive Site controlled by ICP and providing [*] of Content substantially the same as or similar to, the Licensed Content or any Linked ICP Interactive Site, (i.e., currently, http://www.athletedirect.com and http://www.psx.com) and all successors thereto : (i) a [*] promotional button [*] appearing on the [*] screen of such ICP Interactive Site to promote such AOL products or services as AOL may reasonably designate [*]

[*] = THE REDACTED PORTION, INDICATED BY THIS SYMBOL, IS THE SUBJECT OF A
      CONFIDENTIAL TREATMENT REQUEST.

          ; and (ii) a [*] "Try AOL" feature [*] through which users can obtain promotional information about AOL products or services designated by AOL and, at AOL's option, download or order the then-current version of client software for such AOL products or services. AOL will provide the creative content to be used in the AOL Promos. ICP shall post (or update, as the case may be) the creative content supplied by AOL within the spaces for the AOL Promos within [*] of its receipt of such content from AOL. Without limiting any other reporting obligations of the Parties contained herein, ICP shall provide AOL with [*] written reports specifying [*] containing the AOL Promos during the [*]. In the event that AOL elects to serve the AOL Promos to such ICP Interactive Site from an ad server controlled by AOL or its agent, ICP shall take all reasonable operational steps necessary to facilitate such ad serving arrangement, including without limitation, inserting HTML code designated by AOL on the pages of such ICP Interactive Site on which the AOL Promos will appear. In addition, within each such ICP Interactive Site, ICP shall, [*], provide (a) [*] promotion for the keywords associated with ICP's Online Area, and (b) [*].

     4.3  Other Media.  In ICP's television, radio, print and "out of home"
          -----------
          (e.g., buses and billboards) advertisements relating to the [*] and in any publications, programs, features or other forms of media relating to the [*] over which ICP [*], ICP will include specific references or mentions (verbally where possible) of the availability of ICP's Online Area through the America Online(R) brand service, [*], as any references that ICP makes to the [*] or any ICP Interactive Site controlled by ICP and providing a [*] portion of Content substantially the same as or similar to, the Licensed Content or any Linked ICP Interactive Site (i.e., currently, http://www.athletedirect.com and http://www.psx.com) and all successors thereto (by way of site name, related company name, URL or otherwise). Without limiting the generality of the foregoing, [*], ICP's listing of the "URL" for such Licensed Content or ICP Interactive Site will be accompanied by a [*] listing of the "keyword" term on AOL for the appropriate Online Area.

     4.4  Preferred Access Provider.  When promoting AOL, ICP shall promote
          -------------------------
          AOL as [*] access provider through which a user can access ICP's Content and shall use [*] efforts to promote AOL [*]

[*] = THE REDACTED PORTION, INDICATED BY THIS SYMBOL, IS THE SUBJECT OF A
      CONFIDENTIAL TREATMENT REQUEST.

          as part of ICP's promotion of the Licensed Content hereunder.

     4.5  Promotion of Athletes.  [*]
          ---------------------

5.   PAYMENTS AND REPORTING.
     ----------------------

     5.1  Payment Schedule.  [*]
          ----------------


     5.2  Reporting.  On no less than a monthly basis, each Party shall supply
          ---------
          or make available to the other Party reports containing the following information:

          5.2.1     Usage Data.  AOL shall make available to ICP a monthly
                    ----------
                    report specifying usage information for the Online Area for the prior month in the format which is generally made available to similarly situated interactive content providers. In addition, for any Linked ICP Interactive Site which AOL is caching, AOL shall supply ICP with monthly reports reflecting aggregate impressions by AOL Members to the cached version of the Linked ICP Interactive Site during the prior month. For each Linked ICP Interactive Site, ICP will supply AOL with monthly reports which reflect total impressions by AOL Members to the Linked ICP Interactive Site during the prior month.

          5.2.2     Sales Reports.  ICP will provide AOL in an automated manner
                    -------------
                    with a monthly report in an AOL-designated format, detailing the following AOL Purchaser activity in such period (and any other information mutually agreed upon by the Parties or reasonably required for measuring revenue activity by ICP through the Linked ICP Interactive Sites): (i) summary sales information by day (date, number of Products, number of orders, total Transaction Revenues); and (ii) detailed sales information (order date/timestamp (if technically feasible), AOL Purchaser name and screenname, SKU or Product description) (information in clauses (i) and (ii), "Sales Reports"). AOL will be entitled to use the Sales Reports in its business operations, subject to the terms of this Agreement. More generally, each payment to be made by ICP pursuant to Section 2.5 will be accompanied by a report containing information which supports the payment, including information identifying gross Transaction Revenues

[*] = THE REDACTED PORTION, INDICATED BY THIS SYMBOL, IS THE SUBJECT OF A
      CONFIDENTIAL TREATMENT REQUEST.

                    and all items deducted or excluded from gross Transaction Revenues to produce Transaction Revenues, including, without limitation, chargebacks and credits for returned or canceled goods or services (and, where possible, an explanation of the type of reason therefor, e.g., bad credit card information, poor customer service, etc.), revenue sharing with an ICP Marketing Partner (as defined in Exhibit B).

             5.2.3  Promotional Commitments.  ICP shall provide to AOL a
                    -----------------------
                    monthly report documenting its compliance with any promotional commitments it has undertaken pursuant to
                    Section 4 in the form attached as Exhibit D hereto.

             5.2.4  [*]

6.   TERM, TERMINATION AND COMMERCIAL LAUNCH.
     ---------------------------------------

     6.1     Term.  Unless earlier terminated as set forth herein, the initial
             ----
             this Agreement shall be [*] from the Effective Date ("Initial Term"). Upon the expiration of the Initial Term, AOL shall have the right to renew this Agreement for up to [*] successive [*] terms (each, a "Renewal Term" and together with the Initial Term, the "Term"). ICP shall have the option to terminate this Agreement upon [*] days notice within [*] days after the beginning of any Renewal Term. ICP's obligations with respect to the Stars Online Area shall begin immediately; however, the Stars Online Area shall be [*] in the same manner as is provided in the Athlete Direct Interactive Service Agreement (as defined below) [*]. Nothing contained in this Agreement shall modify or amend that certain Interactive Services Agreement by and between AOL and Athlete Direct, LLC, a California limited liability corporation, dated April 1, 1997 (the "Athlete Direct Interactive Services Agreement"), including without limitation, the [*]. The Parties agree and acknowledge that the Athlete Direct Interactive Services Agreement will expire on [*]. [*] therewith.

     6.2     Termination for Breach.  Either Party may terminate this Agreement
             ----------------------
             at any time in the event of a material breach by the other Party which remains uncured after [*] written notice thereof.

     6.3     Termination for Bankruptcy/Insolvency. Either Party may terminate
             -------------------------------------
             this Agreement immediately following written notice to the other Party if the other Party (i) ceases to do business in the normal course, (ii) becomes or is declared insolvent or bankrupt, (iii) is the subject of any proceeding related to its

[*] = THE REDACTED PORTION, INDICATED BY THIS SYMBOL, IS THE SUBJECT OF A
      CONFIDENTIAL TREATMENT REQUEST.

             liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) calendar days or (iv) makes an assignment for the benefit of creditors.

        6.4  Site and Content Preparation.  ICP shall achieve Site and Content
             ----------------------------
             Preparation of the [*] Area (as defined in Exhibit A) and the Star Pages (as defined in Exhibit A) on or before March 15, 1999, the Athlete Online Areas as defined and set forth in Exhibit A and the rest of the Star Online Area (as defined in Exhibit A) on or before March 31, 1999. "Site and Content Preparation" shall mean that ICP shall have completed production of the Online Area and the Licensed Content in accordance with this Agreement and completed all other necessary work to prepare the Online Area and the Licensed Content and any other related areas or screens to launch on the AOL Network as contemplated hereunder. In the event ICP has not achieved Site and Content Preparation on or before February 15, 1999, [*]. If ICP has not completed such work by March 15, 1999 for the [*] Area and the Star Pages, the dates provided in Exhibit A for the Athlete Online Areas and by March 31, 1999 for the rest of the Stars Online Area, then, in addition to any other remedies available, AOL shall have the right to terminate this Agreement by giving ICP written notice thereof. If ICP is delayed in achieving Site and Content Preparation due to a failure by AOL to perform its obligations under this Agreement and ICP notifies AOL in writing of such failure and the resulting delay, then the timeframe referenced in this Section shall each be extended by the amount of time of ICP's delay solely attributable to such failure by AOL.

        6.5  Termination of Prior Agreement.  As of the Effective Date, the
             ------------------------------
             following agreement shall terminate by mutual agreement: that certain Content License Agreement by and between [*].

[*] = THE REDACTED PORTION, INDICATED BY THIS SYMBOL, IS THE SUBJECT OF A
      CONFIDENTIAL TREATMENT REQUEST.

        6.6  Termination for Change of Control/Ownership. [*]
             -------------------------------------------

        6.7  AOL Option.  Without limiting any rights or remedies AOL may have
             ----------
             pursuant to this Agreement, including without limitation, [*].

             6.7.1  Option Fee.  If AOL exercises its option to [*].
                    ----------

[*] = THE REDACTED PORTION, INDICATED BY THIS SYMBOL, IS THE SUBJECT OF A
      CONFIDENTIAL TREATMENT REQUEST.

          6.7.2     [*].
                    ---

7.   TERMS AND CONDITIONS.  The legal terms and conditions set forth on
     --------------------
     Exhibit C attached hereto are hereby made a part of this Agreement.


[*] = THE REDACTED PORTION, INDICATED BY THIS SYMBOL, IS THE SUBJECT OF A
      CONFIDENTIAL TREATMENT REQUEST.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

AMERICA ONLINE, INC.  E-SPORT, INC.

By:  /s/ Lynn E. Crawford             By:   /s/ Ross Schaufelberger
    -----------------------------          ------------------------------

Print Name:  Lynn E. Crawford         Print Name: Ross Schaufelberger
            ---------------------                 -----------------------

Title:  VP                            Title:  C.O.O.
       --------------------------            ----------------------------

Date:  2/17/99                        Date:  2/16/99
      ---------------------------           -----------------------------

                                      Tax ID/EIN#:  95-4673805
                                                   ----------------------

PRO SPORTS XCHANGE, INC.              ATHLETE DIRECT, INC.

By:  /s/ Ross Schaufelberger          By:  /s/ Ross Schaufelberger
    -----------------------------         -------------------------------

Print Name: Ross Schaufelberger       Print Name: Ross Schaufelberger
            ---------------------                 -----------------------

Title:  Secretary, VP                 Title:  President
       --------------------------            ----------------------------

Date:  2/16/99                        Date:  2/16/99
      ---------------------------           -----------------------------

                                   EXHIBIT A
                                   ---------


[*]

[*] = THE REDACTED PORTION, INDICATED BY THIS SYMBOL, IS THE SUBJECT OF A
      CONFIDENTIAL TREATMENT REQUEST.

                                   EXHIBIT B
                                   ---------


[*]


[*] = THE REDACTED PORTION, INDICATED BY THIS SYMBOL, IS THE SUBJECT OF A
      CONFIDENTIAL TREATMENT REQUEST.

                                   EXHIBIT C
                                   ---------


[*]


[*] = THE REDACTED PORTION, INDICATED BY THIS SYMBOL, IS THE SUBJECT OF A
      CONFIDENTIAL TREATMENT REQUEST.

                                   EXHIBIT D
                                   ---------


[*]


[*] = THE REDACTED PORTION, INDICATED BY THIS SYMBOL, IS THE SUBJECT OF A
      CONFIDENTIAL TREATMENT REQUEST.

                                  EXHIBIT E-1
                                  -----------


[*]


[*] = THE REDACTED PORTION, INDICATED BY THIS SYMBOL, IS THE SUBJECT OF A
      CONFIDENTIAL TREATMENT REQUEST.

                                  EXHIBIT E-2
                                  -----------


[*]


[*] = THE REDACTED PORTION, INDICATED BY THIS SYMBOL, IS THE SUBJECT OF A
      CONFIDENTIAL TREATMENT REQUEST.

                                   EXHIBIT F
                                   ---------


[*]


[*] = THE REDACTED PORTION, INDICATED BY THIS SYMBOL, IS THE SUBJECT OF A
      CONFIDENTIAL TREATMENT REQUEST.

                                   EXHIBIT G
                                   ---------


[*]


[*] = THE REDACTED PORTION, INDICATED BY THIS SYMBOL, IS THE SUBJECT OF A
      CONFIDENTIAL TREATMENT REQUEST.

                                   EXHIBIT H
                                   ----------


[*]


[*] = THE REDACTED PORTION, INDICATED BY THIS SYMBOL, IS THE SUBJECT OF A
      CONFIDENTIAL TREATMENT REQUEST.

                                   EXHIBIT I


[*]

[*] = THE REDACTED PORTION, INDICATED BY THIS SYMBOL, IS THE SUBJECT OF A
      CONFIDENTIAL TREATMENT REQUEST.

                                   EXHIBIT J
                                   ---------


[*]

[*] = THE REDACTED PORTION, INDICATED BY THIS SYMBOL, IS THE SUBJECT OF A
      CONFIDENTIAL TREATMENT REQUEST.

                                   EXHIBIT K
                                   ---------


[*]

[*] = THE REDACTED PORTION, INDICATED BY THIS SYMBOL, IS THE SUBJECT OF A
      CONFIDENTIAL TREATMENT REQUEST.